Exhibit 23.1



                            CONSENT OF STAN W. BROWN


I hereby consent to the use of my name and the inclusion of my report dated January 7, 2001 the Report of Geo Petroleum, Inc. on Form 10KSB for the year ended December 31, 2000.







                                                     Dated: April 11, 2001


                                                          Stan W. Brown

                                                By:  /s/  Stan W. Brown
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